SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

Tuesday, July 15, 2003
(Date of report)

EMS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	58-1035424 (I.R.S. Employer Identification No.)

660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1 Press release, dated July 11, 2003, concerning the Registrant’s intent to sell its Montreal-based commercial space operations, including preliminary financial results (as expected to be restated) for its second fiscal quarter ended June 28, 2003.

Item 5. Other Events and Required FD Disclosure.

     On July 11, 2003, the Registrant issued a press release announcing that the Registrant had approved a plan to sell its Montreal-based commercial space operations. The press release is furnished with this filing as Exhibit 99.1.

Item 9. Regulation FD Disclosure.

Pursuant to Exchange Act Release 47583, the registrant is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition”, under this Item 9.

     In the Registrant’s July 11, 2003 announcement concerning the plan to sell its Montreal-based commercial space operations, the Registrant included preliminary financial results for the Registrant’s second fiscal quarter ended June 28, 2003. The press release is furnished with this filing as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     Information for this Item has been included under Item 9.

SIGNATURES
PRESS RELEASE DATED 7/11/03

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on July 15, 2003.

EMS TECHNOLOGIES, INC.

Date: July 15, 2003	By:	/s/ William S. Jacobs

William S. Jacobs Vice President